FINANCING ARRANGEMENTS - Future Maturities of Long-Term Debt and Capital Leases (Detail) - USD ($) $ in Thousands	Apr. 02, 2016	Jan. 02, 2016
Future maturities of total debt excluding capital leases
2016		$ 24,136
2017		1,249,697
Long term debt including amortization		1,273,833
Less: amounts representing interest resulting from amortization of original issue discount	$ (4,306)	(5,065)
Long Term Debt		$ 1,268,768